Exhibit 10.3

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

        FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT dated as of December 15, 2006 (this “Amendment”), by and among the Security With Advanced Technology, Inc., a Colorado corporation, f/k/a A4S Security, Inc. (the “Company”), and the investors signatory hereto (each an “Investor” and collectively, the “Investors”).

RECITALS

        WHEREAS, the Company and the Holders entered into a Registration Rights Agreement dated as September 29, 2006 (the “Agreement”);

        WHEREAS, in light of the Commission’s recent position with respect to the registration of securities issued in private placements by registrants on behalf of selling stockholders of such securities pursuant to Rule 415, the Company and the Investors wish to amend the Agreement to provide the Company with more time and flexibility to register the Registrable Securities for the benefit of the Investors; and

        WHEREAS, all capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and permitted assigns, agree as follows:

AGREEMENT

    1.        Incorporation of Recitals. The Recitals set forth above are incorporated herein by this reference and shall constitute a part of this Amendment.

    2.        Filing Date and Effective Date. Section 2 of the Agreement, and any other provisions of the Agreement to the extent necessary to fulfill the intent of this paragraph, are hereby amended as follows:

          (a)        The Company shall prepare and file with the Commission on or before January 10, 2007 a Registration Statement (the “Initial Registration Statement”) covering the resale of the Common Stock and the Underlying Shares for an offering to be made on a continuous basis pursuant to Rule 415 on Form S-3 (or on such other form appropriate for such purpose).

          (b)        Thereafter, the Company will use its best efforts, in consultation with the Investors, to cause the Warrant Shares and the “SWATW” Warrant issued in the Offering (unless such Warrant is replaced pursuant to the terms of the Offering, in which case such replacement Warrant shall not constitute Registrable Securities) to be registered for resale as soon as is practicable based upon notice or guidance from the Commission as to when such securities may be registered for resale and, in the absence of such notice or guidance, the Company’s and its counsel’s good faith judgment. The Investors acknowledge and agree that the Company may be required to file multiple Registration Statements over an extended period of time in order to register the resale of all remaining securities under this Section 2(b) and may in fact never be able to fully register such securities for re-sale.

          (c)        Notwithstanding the foregoing, the holders of a majority in interest of the then outstanding Registrable Securities may, at any time upon written notice to the Company (the “Demand Notice”), cause the Company to prepare and file with the Commission a Registration Statement (the “Demand Registration Statement”) covering the resale of the Warrant Shares and the “SWATW” Warrant issued in the Offering (unless such Warrant is replaced pursuant to the terms of the Offering, in which case such replacement Warrant shall not constitute Registrable Securities) for an offering to be made on a continuous basis pursuant to Rule 415 on Form S-3 (or on such other form appropriate for such purpose).

          (d)        Section 2(d) of the Agreement is hereby deleted in its entirety.

          (e)        Notwithstanding anything to the contrary contained in Section 2(e) of the Agreement, the liquidated damages set forth in Section 2(e) of the Agreement shall only be payable by the Company in the event (i) the Company does not file the Initial Registration Statement on or before January 10, 2007, (ii) the Effective Date of the Initial Registration Statement is more than 90 days following January 10, 2007 or (iii) the Company does not file the Demand Registration Statement within 90 days of the Company’s receipt of the Demand Notice or if the Effective Date of the Demand Registration Statement is more than 180 days following the Company’s receipt of the Demand Notice.

    3.        Effect of Amendment. Except as expressly amended hereby, the Agreement shall continue in full force and effect. Any references to the “Agreement” or to the words hereof, hereunder or words of similar effect in the Agreement shall mean the Agreement as amended hereby. In the event of any conflict between the Agreement and this Amendment, the terms and conditions of this Amendment shall control. Pursuant to Section 6(f) of the Agreement, the provisions of this Amendment shall be binding on all parties and beneficiaries of the Agreement so long as this Amendment is signed by the Company and the Holders of no less than a majority in interest of the outstanding Registrable Securities on the date hereof.

    4.        Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder and its successors and valid assigns. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.

    5.        Counterparts, Facsimile Signatures. This Amendment may be executed in separate counterparts, each of which shall be an original, and all of which, taken together, shall constitute one and the same agreement. Each party hereto agrees that its signature, transmitted by facsimile, shall be deemed to be the same, and equally enforceable, as an original signature.

    6.        Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Colorado, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Amendment (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the district court for Larimer County, Colorado. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Colorado courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any Colorado court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Amendment or the transactions contemplated hereby. If any party shall commence a Proceeding to enforce any provisions of this Amendment, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

SECURITY WITH ADVANCED TECHNOLOGY, INC.

By:   /s/ Jeffrey G. McGonegal
         Name: Jeffrey G. McGonegal
         Title: CFO

VISION OPPORTUNITY MASTER FUND, LTD.

By:   /s/ Adam Benowitz
         Name: Adam Benowitz
         Title: Portfolio Manager

LAZARUS INVESTMENT PARTNERS LLLP

By:   /s/ Justin Borus
         Name: Justin Borus
         Title: Manager